UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    May 25, 2018

PULMATRIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36199	46-1821392
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

99 Hayden Avenue, Suite 390

Lexington, MA 02421

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 357-2333

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Pulmatrix, Inc. (the “Company”) announced today its Stockholders’ Equity as of March 31, 2018 and its pro-forma Stockholders’ Equity as of March 31, 2018, which incorporates the closing of the Company’s public offering (the “Public Offering”) of (i) 16,810,000 common units (“Common Units”), with each Common Unit being comprised of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), one Series A warrant (collectively, the “Series A Warrants”) to purchase one share of Common Stock and one Series B warrant (collectively, the “Series B Warrants”) to purchase one share of Common Stock, and (ii) 7,840,000 pre-funded units (the “Pre-Funded Units”), with each Pre-Funded Unit being comprised of one pre-funded warrant to purchase one share of Common Stock, one Series A Warrant and one Series B Warrant. After adjusting for the Public Offering, the Company is pleased to announce Stockholders’ Equity of approximately $22,001,000 on a pro-forma basis for March 31, 2018.

As a result of the Company’s Public Offering that closed on April 3, 2018 and April 4, 2018, the Company believes it has satisfied the stockholders’ equity requirement set forth in Rule 5450(b)(1)(A) of the NASDAQ Listing Rules as of the filing date of this Current Report. The Company will continue to monitor its ongoing compliance with the stockholders’ equity requirement and, if at the time of its next periodic report the Company does not evidence compliance, the Company may be subject to delisting.

Pro-forma Stockholders’ Equity

The following table sets forth the Company’s Stockholders’ Equity position as of March 31, 2018, and as adjusted on a pro-forma basis to reflect the Public Offering:

	March 31, 2018 (U.S. dollars in thousands)
	Actual	Adjustments*	Pro-forma*
STOCKHOLDERS’ EQUITY:
Preferred stock, $0.0001 par value – 500,000 authorized and 0 issued and outstanding at March 31, 2018 (actual) and March 31, 2018 (pro-forma), respectively	$—	$—	$—
Common stock, $0.0001 par value – 100,000,000 shares authorized; 22,280,160 and 39,090,160 shares issued and outstanding at March 31, 2018 (actual) and March 31, 2018 (pro-forma), respectively	2	2	4
Additional paid-in capital	186,749	14,471	201,220
Accumulated deficit	(179,223)	—	(179,223)

Total stockholders’ equity	$7,528	$14,473	$22,001

*	Not reviewed by independent auditors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULMATRIX, INC.

Date: May 25, 2018	By:	/s/ William Duke, Jr.
William Duke, Jr.
Chief Financial Officer